October 29, 2001


                                PROFIT VALUE FUND
                            SUPPLEMENT TO PROSPECTUS

     The Prospectus, dated February 1, 2001, of the Profit Value Fund (the "Fund") is hereby amended to reflect the following new information:

New Transfer Agent
------------------

The Fund has appointed Ultimus Fund Solutions, LLC as the new transfer agent and shareholder servicing agent of the Fund.

Address and Phone Number of Fund
--------------------------------

Inquiries  concerning  the  Fund,   shareholder   accounts,   and  purchases  or
redemptions of shares in the Fund should now be addressed to:

                        Profit Value Fund
                        c/o Ultimus Fund Solutions
                        P.O. Box 46707
                        Cincinnati, Ohio 45246-0707
                        1-888-744-2337

For persons desiring to invest in the Fund by bank wire, your bank should now use the following wire instructions:

                        Fifth Third Bank
                        Cincinnati, Ohio
                        ABA # 042000314
                        For Profit Value Fund
                        Acct. # 992-74609
                        For further credit to  [SHAREHOLDER'S  NAME AND ACCT.#]

For further information concerning purchases or redemptions of Fund shares, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

                          PROFIT FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                PROFIT VALUE FUND

                                February 1, 2001

                            Amended October 29, 2001

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

The Trust ....................................................................2
Definitions, Policies and Risk Considerations ................................2
Quality Ratings of Corporate Bonds and Preferred Stock .......................8
Investment Limitations ......................................................11
Trustees and Officers .......................................................13
The Investment Adviser ......................................................14
The Distributor .............................................................15
Distribution Plan ...........................................................16
Transfer Agent...............................................................16
Principal Security Holders...................................................17
Custodian ...................................................................17
Auditors ....................................................................18
Legal Counsel ...............................................................18
Securities Transactions .....................................................18
Portfolio Turnover ..........................................................19
Calculation of Share Price and Public Offering Price ........................19
Other Purchase Information ..................................................19
Taxes .......................................................................20
Redemption in Kind ..........................................................21
Historical Performance Information ..........................................21
Financial Statements.........................................................23

This Statement of Additional Information supplements the Prospectus offering shares of the Profit Value Fund. The Fund is a series of the Profit Funds Investment Trust, a registered open-end, diversified management investment company (the "Trust"). This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated February 1, 2001, as it may from time to time be revised.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust") was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers for sale the shares of the Profit Value Fund, a series of the Trust, but may in the future offer other series to investors. The discussion below contemplates the existence of more than one series of the Trust. (Each series of the Trust is referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Under Massachusetts law, in certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, LLC, the Adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other comparable securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

         OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities: i.e., preferred stock or preferred bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group("S&P") or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating  categories.  More  specifically,  junk  bonds  may  be  issued  by  less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Trust does not intend to make short sales of securities "against the box" as described above in investment limitation 4. The Trust does not intend to purchase securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities, as described above in investment limitation 9. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Trustees and officers of the Trust, their ages, and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

TRUSTEES AND OFFICERS OF THE TRUST

EUGENE A. PROFIT* (36) - (Trustee and President of the Trust) President and Chief Executive Officer, Profit Investment Management, LLC (1996 to present). Mr. Profit was previously a professional football player in the National Football League (1986-1991). His address is 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910.

JOSEPH A. QUASH, M.D.* (60) - (Trustee) Chairman of the Board, Profit Investment Management, LLC. Cardiologist, Capital Cardiology Group, Washington, D.C. (1976 to present). His address is 1160 Varnum Street, NE, Suite 100, Washington, D.C. 20017.

ROBERT  M.  MILANICZ  (52)  -  (Trustee)  Comptroller,   American  Psychological
Association, Washington, D.C. (1978 to present). His address is 750 First Street, NE, Washington, D.C. 20002.

LARRY E. JENNINGS, Jr. (37) - (Trustee) Managing Director and Chief Executive Officer, Carnegie Morgan Co., Baltimore, Maryland (1994 to present). His address is 250 South President Street, Suite 3500, Baltimore, Maryland 21202.

DEBORAH T. OWENS (41) - (Trustee) President of Moneyworks, Inc. and a Radio Talk Show Host and Seminar Presenter. Ms. Owens was previously a Senior Financial Representative and Branch Manager for Fidelity Investments in Washington, D.C. and Towson, Maryland. Her address is 9575 Sea Shadow, Columbia, Maryland 21046.

ROBERT G. DORSEY (44) - (Vice President of the Trust) Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund
Distributors, LLC (a registered broker dealer). Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company). His address is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

JOHN F. SPLAIN (45) - (Secretary of the Trust) Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliates. His address is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

MARK J. SEGER (39) - (Treasurer of the Trust) Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc. His address is 135 Merchant Street, Suite 230,Cincinnati, Ohio 45246.

     The following table sets forth the aggregate annual compensation paid by the Trust to the Trustees who are not affiliated persons of the Trust or of the
Adviser:

                                             Pension or
                                             Retirement
                           Aggregate         Benefits          Estimated          Total
                           Compensation      Accrued As        Annual             Compensation
Name                       From              Part of Fund      Benefits Upon      From
Trustee                    Registrant*       Expenses          Retirement         Registrant
-------                    -----------       -----------       ------------       ------------
Robert M. Milanicz           $1,000             None              None              $1,000
Larry E. Jennings            $1,000             None              None              $1,000
Deborah T. Owens             $1,000             None              None              $1,000


* Each Trustee that is not affiliated with the Trust or the Adviser receives a fee equal to $250 for each regularly scheduled and special meeting of the Trust attended. Such Trustees are also reimbursed for all of out-of-pocket expenses incurred in attending such meetings.

THE INVESTMENT ADVISER
----------------------

     Profit Investment Management, LLC (the "Adviser") performs portfolio management and other services for the Trust pursuant to an Investment Management Agreement. The Adviser was formed in February, 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.

     Under the terms of the Management Agreement, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. For the fiscal year ended September 30, 2000, the Fund accrued advisory fees of $70,815; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund for $59,127 of its other operating expenses. For the fiscal year ended September 30, 1999, the Fund accrued advisory fees of $39,860; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund for $117,215 of its other operating expenses. For the fiscal period ended September 30, 1998, the Fund accrued advisory fees of $27,115; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee and reimbursed the Fund for $121,105 of its other operating expenses.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund is obligated to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement was in effect for an initial two year term and will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, by a vote cast in person at a meeting called for the purpose of voting for such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent "Annual Fund Operating Expenses" will not exceed 2.25% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations through February 1, 2002.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

     The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to October 29, 2001, IFS Fund Distributors, Inc. served as principal underwriter for the Trust. For the fiscal years ended September 30, 2000, 1999 and 1998, IFS Fund Distributors, Inc. earned $33,411, $6,261 and $0, respectively, from underwriting and brokerage commissions on the sale of shares of the Fund.

DISTRIBUTION PLAN
-----------------

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the terms of the Plan, the Fund may pay directly for various expenses incurred in connection with the distribution of shares of the Fund, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Trust's transfer agent. Alternatively, the Fund may, under the terms of the Plan, reimburse the Adviser for the foregoing expenses incurred on behalf of the Fund. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan.

     During the fiscal years ended September 30, 2000 and 1999, the Fund incurred distribution expenses of $9,908 and $4,454, respectively, which were used for payments to broker-dealers.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of those Trustees who are not interested persons of the Trust.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to their discretion during such period.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million and .05% of such assets in excess of $500,000,000; provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees until such time as net assets of the Fund reach $20 million, but in no case later than October 29, 2003.

     Prior to October 29, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company. For each of the fiscal years ended September 30, 2000 and 1999, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $12,000, $24,000 and $12,000, respectively.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 11, 2001, National Financial Services Corp. ("NFSC") for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record 40.25% of the outstanding shares of the Fund. As of such date, NFSC may be deemed to control the Fund.

     As of January 11, 2001, the Trustees and officers of the Trust as a group owned of record or beneficially 6.58% of the outstanding shares of the Fund.

CUSTODIAN
---------

     First Union Bank, 530 Walnut Street, Philadelphia, Pennsylvania 19101, serves as custodian to the Fund pursuant to a Custodian Agreement. As custodian, First Union acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     PricewaterhouseCoopers  LLP, 100 East Broad Street,  Columbus,  Ohio 43215,
serves as independent certified public accountants to the Fund. PricewaterhouseCoopers performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1025 Connecticut Avenue, NW, Tenth Floor, Washington, D.C. 20036, serves as counsel to the Trust and its Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended September 30, 2000 and 1999, the Fund paid brokerage commissions of $11,303 and $3,153, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

    CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. For the fiscal years ended September 30, 2000 and 1999, the Fund's portfolio turnover rate was 47% and 23%, respectively.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     Portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the Fund with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

     LETTER OF INTENT. The reduced sales loads set forth in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Fund shares. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash,

U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:
         P  =      a hypothetical initial payment of $1,000
         T  =      average annual total return
         n  =      number of years
         ERV =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods(or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended September 30, 2000 are as follows:

         1 year                                     21.09%
         Since inception (November 15, 1996)        22.68%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales charge which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales charge or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total returns (excluding the effect of applicable sales charges) for the periods ended September 30, 2000 are as follows:

               1 year                                        26.14%
               Since inception (November 15, 1996)           23.98%

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Lipper growth funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance.

FINANCIAL STATEMENTS
--------------------

     The audited financial statements for the Fund as of September 30, 2000 are attached to this Statement of Additional Information.

================================================================================
                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

                                PROFIT VALUE FUND
                                -----------------

                                  ANNUAL REPORT
                               September 30, 2000

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
INVESTOR RESOURCES GROUP, LLC                     INTEGRATED FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                            P.O. Box 5354
Silver Spring, Maryland 20910                      Cincinnati, Ohio 45201-5354
                                                          1.888.744.2337
================================================================================

LETTER TO SHAREHOLDERS
November 15, 2000

Dear Profit Value Fund Shareholder:

     Happy Birthday! The Profit Value Fund turned four years old today and the fourth fiscal year of the Profit Value Fund was terrific. In a period of incredible volatility in the stock market, the Fund's strong performance in 1998 and 1999 continued this year with the Fund's 4.17% increase outperforming the S&P 500 Index's 5.87% decline and the Lipper Large Value Index's 0.37% increase year to date November 15, 2000. We are pleased to inform you that the performance of the Profit Value Fund during the past three years, including the twelve months covered by this report, ranked as the 3rd best performing large capitalization value fund of the 278 tracked by Lipper Analytical Services, Inc. Asset growth continues to be impressive in an environment where many equity funds are losing assets and the fund continues to receive positive press coverage. The most exciting news is that. We are excited about the Fund's performance and how it is helping to generate substantial interest in the Profit Value Fund.

     For the fiscal year ended September 30, 2000, the Profit Value Fund closed at a net asset value of $21.63 per share. The Fund's total return over the trailing 12 months of 26.14% reflects its outperformance compared to its S&P 500 Index benchmark's total return of 13.27%.

     The stock market and its participants are jittery. There is much confusion over the inflation outlook and the full impact of the Federal Open Market
Committee's six most recent interest rate increases on corporate profits. We applaud the Federal Open Market Committee's decision to leave rates unchanged since June. We believe that corporate profits are still strong; however, the market will be soft until fourth quarter earnings pre-announcements are complete. We expect the next interest rate policy decision will be to reduce rates early next year and believe that the market is positioned on a stronger foundation for future advances. Alan Greenspan has been successful in reducing the "irrational exuberance" that had built up in the stock market.

     Investors may be too pessimistic currently. Although there is a risk of recession in 2001, PE multiples are the lowest they have been in three years and we are aggressive buyers. Assuming the Federal Reserve Open Market Committee lowers rates in 2001, we expect the market as represented by the S&P 500 Index to match profit growth of 16%. During these periods of market distress, we continue to focus on earnings, moderating economic growth and productivity gains expanding profit margins. We continue to manage portfolios according to the market climate by buying shares that are inexpensive relative to their peers and historical valuation standards. Companies that are able to show unit cost increases and high productivity will be the big winners in the next leg up of the current bull market expansion. Until the economy gives a clearer picture on the conclusion of a soft landing, we are paying special attention and taking a two prong approach, positioning a portion of the Profit Value Fund's portfolio defensively while taking advantage of the fire sale prices for certain equities.

     As always, quality firms will rise to the top following this correction; some of the more speculative stocks might take much longer if ever to recover. Those who are overwhelmed by the emotion of the moment and sell with the herd will be the true losers. Refocusing on the fundamentals and ignoring consensus thinking and the noise from the media will be key elements of performance success. We are patient and still bullish.

     At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

     Profit Value Fund seeks long-term total return by investment primarily in established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

     The pause in the rapid growth of the U.S. market this year as compared to the previous three years is a reminder that investors should be diversified and cautious in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,


Eugene A. Profit
President

                               PROFIT VALUE FUND
        Comparison of the Change in Value of a $10,000 Investment in the
          Profit Value Fund and the Standard & Poor's (S&P) 500 Index

           S&P 500 INDEX:                             PROFIT VALUE FUND:
           --------------                             ------------------
       DATE           BALANCE                       DATE            BALANCE
       ----           -------                       ----            -------
     11/15/96          10,000                     11/15/96           10,000
     12/31/96          10,092                     12/31/96           10,240
     03/31/97          10,363                     03/31/97           10,430
     06/30/97          12,172                     06/30/97           11,650
     09/30/97          13,084                     09/30/97           12,880
     12/31/97          13,459                     12/31/97           12,655
     03/31/98          15,337                     03/31/98           13,778
     06/30/98          15,843                     06/30/98           13,929
     09/30/98          14,267                     09/30/98           12,806
     12/31/98          17,306                     12/31/98           16,773
     03/31/99          18,168                     03/31/99           18,982
     06/30/99          19,449                     06/30/99           18,971
     09/30/99          18,234                     09/30/99           18,252
     12/31/99          20,947                     12/31/99           21,406
     03/31/00          21,428                     03/31/00           23,332
     06/30/00          20,858                     06/30/00           22,704
     09/30/00          20,656                     09/30/00           23,023

                         -----------------------------
                               Profit Value Fund
                          Average Annual Total Return

                          1 Year     Since Inception*
                          ------     ----------------
                          26.14%          26.14%
                         -----------------------------

       * Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
================================================================================
ASSETS
Investments in securities:
  At acquisition cost                                              $  4,581,283
                                                                   ============
  At value (Note 1)                                                $  6,454,339
Receivable for securities sold                                          577,345
Receivable for capital shares sold                                        4,707
Dividends receivable                                                      5,061
Receivable from Adviser (Note 3)                                          7,367
Organization costs, net (Note 1)                                         25,793
Other assets                                                              5,692
                                                                   ------------
    TOTAL ASSETS                                                      7,080,304
                                                                   ------------

LIABILITIES
Bank overdraft                                                           83,518
Payable to Administrator (Note 3)                                         4,000
Payable for securities purchased                                        260,670
Payable for capital shares purchased                                        692
Other accrued expenses and liabilities                                   13,738
                                                                   ------------
    TOTAL LIABILITIES                                                   362,618
                                                                   ------------

NET ASSETS                                                         $  6,717,686
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  4,659,121
Accumulated net realized gains from security transactions               185,509
Net unrealized appreciation on investments                            1,873,056
                                                                   ------------
NET ASSETS                                                         $  6,717,686
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                            310,561
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      21.63
                                                                   ============

Maximum offering price per share (Note 1)                          $      22.53
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
================================================================================
INVESTMENT INCOME
  Dividends                                                        $     64,394
                                                                   ------------

EXPENSES
  Investment advisory fees (Note 3)                                      70,815
  Professional fees                                                      27,308
  Accounting services fees (Note 3)                                      24,000
  Organization expense (Note 1)                                          23,660
  Postage and supplies                                                   11,583
  Insurance expense                                                      13,950
  Distribution expense (Note 3)                                           9,908
  Administration fees (Note 3)                                           12,000
  Transfer agent fees (Note 3)                                           12,000
  Trustees' fees and expenses                                            12,427
  Custodian fees                                                         11,462
  Registration fees                                                       9,152
  Reports to shareholders                                                   960
  Pricing expense                                                           867
  Other expenses                                                            172
                                                                   ------------
    TOTAL EXPENSES                                                      240,264
  Fees waived and expenses reimbursed (Note 3)                         (129,942)
                                                                   ------------
    NET EXPENSES                                                        110,322
                                                                   ------------

NET INVESTMENT LOSS                                                     (45,928)
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                         185,509
  Net change in unrealized appreciation/
    depreciation on investments                                         985,206
                                                                   ------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                1,170,715
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  1,124,787
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================
                                                                     Year           Year
                                                                     Ended          Ended
                                                                 September 30,  September 30,
                                                                     2000           1999
---------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                            $    (45,928)  $    (26,255)

  Net realized gains from security transactions                       185,509        241,006
  Net change in unrealized appreciation/depreciation
    on investments                                                    985,206        620,078
                                                                 ------------   ------------
Net increase in net assets from operations                          1,124,787        834,829
                                                                 ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains                              (214,751)        (3,407)
                                                                 ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                         2,687,184      1,512,964
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                     214,736          3,397
  Payments for shares redeemed                                     (1,004,957)      (453,228)
                                                                 ------------   ------------
Net increase in net assets from capital share transactions          1,896,963      1,063,133
                                                                 ------------   ------------

TOTAL INCREASE IN NET ASSETS                                        2,806,999      1,894,555

NET ASSETS
  Beginning of year                                                 3,910,687      2,016,132
                                                                 ------------   ------------
  End of year                                                    $  6,717,686   $  3,910,687
                                                                 ============   ============

CAPITAL SHARE ACTIVITY
  Shares sold                                                         131,715         85,572
  Shares issued in reinvestment of distributions to shareholders       11,046            206
  Shares redeemed                                                     (49,272)       (27,917)
                                                                 ------------   ------------
    Net increase in shares outstanding                                 93,489         57,861
  Shares outstanding, beginning of year                               217,072        159,211
                                                                 ------------   ------------
  Shares outstanding, end of year                                     310,561        217,072
                                                                 ============   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                                    Year        Year        Year       Period
                                                                    Ended       Ended       Ended       Ended
                                                                  Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:      2000        1999        1998       1997(a)
-----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                            $  18.02    $  12.66    $  12.88    $  10.00
                                                                  --------    --------    --------    --------

Income (loss) from investment operations:
      Net investment income (loss)                                   (0.15)      (0.12)      (0.02)       0.07
      Net realized and unrealized gains (losses) on investments       4.75        5.50       (0.06)       2.81
                                                                  --------    --------    --------    --------
Total from investment operations                                      4.60        5.38       (0.08)       2.88
                                                                  --------    --------    --------    --------

Less distributions:
      Dividends from net investment income                              --          --       (0.09)         --
      Distributions from net realized gains                          (0.99)      (0.02)      (0.05)         --
                                                                  --------    --------    --------    --------
   Total distributions                                               (0.99)      (0.02)      (0.14)         --
                                                                  --------    --------    --------    --------

   Net asset value at end of period                               $  21.63    $  18.02    $  12.66    $  12.88
                                                                  ========    ========    ========    ========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (b)                                                 26.14%      42.52%      (0.57%)     28.80%(d)
                                                                  ========    ========    ========    ========

   Net assets at end of period (000's)                            $  6,718    $  3,911    $  2,016    $  2,010
                                                                  ========    ========    ========    ========

   Ratio of net expenses to average net assets (c)                   1.95%       1.95%       1.95%       1.95%(e)

   Ratio of net investment income (loss) to average net assets      (0.81%)     (0.82%)     (0.18%)      1.19%(e)

   Portfolio turnover rate                                             47%         23%        101%         10%(e)
-----------------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.24%, 6.87%, 8.36% and 18.57% (e) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

AEROSPACE --- 2.3%
General Dynamics Corp.                                     2,500         157,031

AUTOMOBILES --- 2.3%
Visteon Corporation *                                     10,418         157,572

BEVERAGES --- 1.4%
PepsiCo, Inc.                                              2,000          92,000

BUSINESS SERVICES --- 4.0%
Nasdaq-100 Shares *                                        3,000         266,062

COMMERCIAL SERVICES --- 1.9%
Cendant Corp. *                                           12,000         130,500

CONGLOMERATE --- 3.8%
Bershire Hathaway, Inc. - Class A *                            4         257,600

CONSUMER STAPLES --- 2.7%
Eastman Kodak Co.                                          1,000          40,875
Safeway, Inc. *                                            3,000         140,062
                                                                         180,937

ENERGY & RESOURCES --- 6.7%
Conoco, Inc. - Class B                                     6,227         167,740
El Paso Energy Corp.                                       2,500         154,062
Exxon Mobil Corp.                                          1,460         130,122
                                                                         451,924

FINANCIAL & INSURANCE --- 10.9%
American General Corp.                                     1,375         107,250
Citigroup, Inc.                                            2,000         108,125
Conseco, Inc.                                             20,000         152,500
Goldman Sachs Group, Inc.                                  1,000         113,938
Legg Mason, Inc.                                           2,000         116,250
Merrill Lynch & Co., Inc.                                  2,000         132,000
                                                                         730,063

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

HEALTHCARE --- 7.5%
Bristol-Myers Squibb Company                               2,000         114,250
Elan Corp. plc *                                           4,000         219,000
Merck & Co., Inc.                                          1,400         104,212
Pfizer, Inc.                                               1,500          67,406
                                                                         504,868

HOTELS --- 1.7%
Host Marriott Corp.                                       10,000         112,500

MANUFACTURING --- 1.9%
Tyco International, Ltd.                                   2,500         129,688

MULTI-MEDIA --- 2.2%
Univision Communications, Inc. - Class A *                 4,000         149,500

OIL AND GAS DRILLING --- 1.8%
Global Marine, Inc. *                                      4,000         123,500

PAPER MILLS --- 4.2%
Georgia-Pacific Group                                      5,000         117,500
Kimberly-Clark Corporation                                 3,000         167,438
                                                                         284,938

RETAIL --- 9.1%
Home Depot, Inc.                                           2,500         132,656
Intimate Brands, Inc.                                      6,000         112,125
Limited, Inc.                                              3,000          66,188
Tricon Global Restaurants, Inc. *                          5,000         153,125
Wal-Mart Stores, Inc.                                      3,000         144,375
                                                                         608,469

TECHNOLOGY --- 24.8%
America Online, Inc. *                                     4,800         258,000
Cisco Systems, Inc. *                                      4,110         227,078
EMC Corp. *                                                6,000         594,750
Intel Corp.                                                2,000          83,250
Microsoft Corp. *                                          3,000         180,750
Sun Microsystems, Inc. *                                   2,000         233,500
Western Digital Corp. *                                   15,000          88,125
                                                                       1,665,453

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

TELECOMMUNICATIONS --- 5.3%
AT&T Corp.                                                 2,912          85,540
Lucent Technologies, Inc.                                  4,000         122,250
WorldCom, Inc. *                                           4,436         134,744
                                                                         342,534

TRANSPORT SERVICES --- 1.6%
UAL Corp.                                                  2,600         109,200

TOTAL COMMON STOCKS --- (COST $4,581,283)                              6,454,339

TOTAL INVESTMENTS AT VALUE --- 96.1% (COST $4,581,283)                $6,454,339

OTHER ASSETS IN EXCESS OF LIABILITIES --- 3.9%                           263,347

NET ASSETS --- 100.0%                                                 $6,717,686

*    Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of September 30, 2000, unamortized organization costs of $25,793 are scheduled to be amortized over a remaining 13 months.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 2000, net unrealized appreciation on investments was $1,873,056 for federal income tax purposes, of which $2,123,130 related to appreciated securities and $250,074 related to depreciated securities based on a federal income tax cost basis of $4,581,283.

Reclassification of capital accounts - As of September 31, 2000, the Fund reclassified $45,928 of accumulated net investment loss against paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,186,570 and $2,528,322, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser, or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the year ended September 30, 2000, the Adviser voluntarily waived its investment advisory fees of $70,815 and reimbursed the Fund for $59,127 of other operating expenses in order to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $33,411 from underwriting and brokerage commissions on the sale of shares of the Fund during the year ended September 30, 2000.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $9,908 under the Plan during the year ended September 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of
Profit Funds Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Profit Value Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
November 27, 2000